Exhibit 99.1

A1R WATER, the Groundbreaking Atmospheric Water Generation Company, to Go Public on Nasdaq through Business Combination with Inflection Point Acquisition Corp. III

●	A1R WATER builds, owns and operates water farms and bottling plants where they package and sell finished beverage products to a marquee list of hotels, real estate developers, events venues and sports teams

●	Proposed transaction values A1R WATER at a pro forma enterprise value of $419 million

●	Proposed transaction includes a fully committed PIPE investment $63.5 million, $32.5 million of which was funded at signing of the Business Combination Agreement

●	PIPE investment led by SPAC sponsor Inflection Point Asset Management includes strategic investment from new shareholders including Southern Glazer’s Wine & Spirits through its corporate growth, venture, and strategic acquisitions arm, SG Ventures; these partners join existing investors including Tau Capital, anchored by the Royal Group of Abu Dhabi, which has been A1R WATER’s largest investor since February 2024

●	Transaction use of proceeds primarily focused on the expansion of the A1R WATER USA business including a second US-based water plant as well as the launch of consumer and government services businesses

Miami, FL and New York, NY, Aug. 25, 2025 (GLOBE NEWSWIRE) -- A1R WATER, a global leader in atmospheric water generation, and Inflection Point Acquisition Corp. III, a publicly traded special purpose acquisition company (Nasdaq: IPCX) today announced that they have entered into a definitive agreement for a business combination. Upon closing of the business combination, the combined company will be named Air Water Ventures Limited, and its ordinary shares will be listed on the Nasdaq Stock Market under the symbol “WATR”. Additional context and commentary, including a Transaction Overview, can be found at A1RWATER.com.

Founded in 2018, A1R WATER has spent eight years evolving decades-old dehumidification technology into a commercial scale native source of drinking water, with over 30 million gallons of BPA- and microplastic-free water expected to be generated, distributed and sold in 2025.

Today, most drinking water is modified for consumption via complex desalination and groundwater purification processes – all of which require significant power, infrastructure, transportation and logistical investment. Rising costs, increased government and public scrutiny of purity standards, and outdated infrastructure has led the drinkable water industry to a crucial tipping point. By current estimates, demand for fresh water will outpace global supplies by 40% within the next five years.

Through proprietary technology and a proven ability to scale, A1R WATER is uniquely situated to be a leader in the $500 billion air-to-water market via its fully vertically integrated ecosystem of water generation systems, water farms, bottling plants and distribution channels.

Since its founding, A1R WATER has successfully expanded in the United Arab Emirates, with more than 60 million gallons of water per year generated since January 2024 by A1R WATER systems for a marquee list of hotel groups, office and event venues. With proof of concept established, A1R WATER is now broadening its focus to the world’s largest consumer beverage market – the United States. In 2025, A1R WATER began production at its first US-based water farm in Fort Lauderdale; announced a landmark partnership with the Miami HEAT; and took meaningful action to broaden those domestic activities beyond finished beverage sales to include consumer, commercial and industrial sales of the A1R WATER machine product line, which ranges from counter-top consumer units to 3,000 liter/day industrial systems that can supply utility-scale water farms.

“A1R WATER has made incredible progress over the past few years, particularly in proving out our proprietary technology, asset mix and ability to scale,” said Peter Carr, Chief Executive Officer of A1R WATER. “The vastness of the problem we are confronting is humbling. But A1R WATER sits at an inimitable flashpoint at the intersection of need, technological advancement, consumer non-durable demand and branding. Our partnership with Inflection Point provides not only crucial capital, but a true strategic partner with an enviable track record of success. We look forward to working alongside their team to make A1R WATER a household name – in both the consumer product and clean technology industries.”

“Inflection Point has a proven history of investing in strategically important assets in rapidly growing markets,” said Michael Blitzer, Chairman of Inflection Point Asset Management. “We’re pleased to be joined by our industry-leading co-investors, including Southern Glazer’s Wine and Spirits and the Royal Group of Abu Dhabi, in facilitating A1R WATER’s continued success in commercializing their proprietary technology, providing critical sustainable solutions for government and commercial customers, and establishing a new segment in the consumer beverage industry.”

Proposed Business Combination & PIPE Financing Overview

The proposed business combination (the “Transaction”) implies a pro forma combined enterprise value of $419 million, excluding additional earnout consideration. This assumes a $300 million pre-money valuation of A1R WATER, including a 100% rollover of A1R WATER equity and excludes any amounts in the IPCX trust account.

The Transaction is accompanied by a fully committed PIPE investment $63.5 million led by Inflection Point, existing A1R WATER investors and new strategic investors including Southern Glazer’s Wine & Spirits through its corporate growth, venture, and strategic acquisitions arm, SG Ventures (the “PIPE Financing”), reflecting the Company’s focus on advancing sustainable beverage solutions for businesses and hospitality partners, with $32.5 million of the PIPE Financing pre-funded on or prior to signing of the Business Combination Agreement to accelerate A1R WATER’s 2025 business plan, with approximately $31 million of the PIPE Financing to fund at close of the Transaction. A1R WATER, Inflection Point and their advisors may seek to upsize the PIPE Financing with additional funding in connection with closing.

Under the terms of the Business Combination Agreement, A1R WATER’s existing shareholders will convert 100% of their equity ownership stakes into PubCo and are expected to own approximately 62.6% (excluding the affiliates of IPCX) of PubCo upon consummation of the Transaction, excluding any IPCX investors who do not choose to redeem their shares.

The Transaction is expected to be completed by the end of the first quarter of 2026, subject to customary closing conditions, including regulatory and shareholder approvals. PubCo is expected to be named “Air Water Ventures Limited” and will list its ordinary shares on the Nasdaq Stock Market under the symbol “WATR”, subject to satisfaction of Nasdaq’s listing requirements. The Transaction has been unanimously approved by the board of directors and management of A1R WATER and the board of directors of IPCX.

Advisors

Jett Capital Advisors, LLC is acting as exclusive financial advisor to A1R WATER, as well as lead capital markets advisor and placement agent in the PIPE Financing. Morgan, Lewis & Bockius LLP is acting as legal advisor to A1R WATER. White & Case LLP is acting as legal advisor to Inflection Point. Cantor Fitzgerald & Co., Inc. is acting as lead capital markets advisor to Inflection Point.

About A1R WATER

Working at the intersection of tech and engineering, A1R WATER designs and manufactures air-to-water technology to create clean water from humidity in the air. A1R WATER manufactures and sells systems ranging from counter-top consumer units to 3,000 liter/day industrial systems that can supply utility-scale water farms. A1R WATER also builds and operates on-balance sheet water farms and bottling sites, delivering finished canned and bottled water products to marquee global brands including Conrad (Hilton) Abu Dhabi, Fairmont Hotels & Resorts, Le Meridian, and the Miami HEAT.

For more information, please visit https://a1rwater.com/

About Inflection Point Asset Management

Inflection Point Acquisition Corp. III was listed on the Nasdaq Stock Market in April of 2025 and is the third SPAC vehicle of Inflection Point Asset Management. Led by Wall Street veteran Michael Blitzer, Inflection Point has been a successful repeat SPAC sponsor in the SPAC asset class. In February 2023, Inflection Point I combined with $2.0B space exploration company Intuitive Machines, Inc. (Nasdaq: LUNR). In March 2025, Inflection Point II combined with the $1.4B vertically integrated rare earth magnet company USA Rare Earth, Inc. (Nasdaq: USAR). The keystone in Inflection Point’s strategy and continued success is leading committed-capital investments into their business combinations, ensuring their combined businesses debut as well funded public companies, and not relying on the volatile new issuance follow-on market that the SPAC asset class has become known for.

For more information, please visit https://inflectionpointacquisition.com/home/default.aspx

Additional Information and Where to Find It

In connection with the Transaction, Inflection Point and A1R WATER are expected to prepare a registration statement on Form F-4 (the “Registration Statement”) to be filed with the SEC by PubCo, which will be the surviving public company of the business combination. The Registration Statement will include preliminary and definitive proxy statements to be distributed to Inflection Point’s shareholders in connection with Inflection Point’s solicitation for proxies for the vote by Inflection Point’s shareholders in connection with the Transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to the A1R WATER’s shareholders in connection with the completion of the Transaction. After the Registration Statement has been filed and declared effective, Inflection Point will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Transaction. Inflection Point’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Inflection Point’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Transaction, because these documents will contain important information about Inflection Point, A1R WATER, and the Transaction. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus, or any other document that Inflection Point will send to its shareholders in connection with the Transaction. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Transaction and other documents filed with the SEC by Inflection Point, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Inflection Point Acquisition Corp III., 167 Madison Avenue Suite 205 #1017, New York, NY 10016.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Investors and security holders will be able to obtain copies of these documents (if and when available) and other documents filed with the SEC free of charge at www.sec.gov. The definitive proxy statement/prospectus (if and when available) will be mailed to shareholders of Inflection Point as of a record date to be established for voting on the Transaction. Shareholders of Inflection Point will also be able to obtain copies of the proxy statement/prospectus without charge, once available, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Inflection Point, A1R WATER, PubCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Inflection Point’s shareholders in connection with the Transaction. Investors and security holders may obtain more detailed information regarding Inflection Point’s directors and executive officers in Inflection Point’s filings with the SEC, including Inflection Point’s final prospectus for its initial public offering, and amendments thereto, as filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Inflection Point’s shareholders in connection with the Transaction, including a description of their direct and indirect interests, which may, in some cases, be different than those of Inflection Point’s shareholders generally, will be set forth in the Registration Statement. Shareholders, potential investors, and other interested persons should read the Registration Statement carefully when it becomes available before making any voting or investment decisions.

No Offer or Solicitation

This press release does not constitute (i) a solicitation of a proxy, consent, or authorization in any jurisdiction with respect to any securities or in respect of the Transaction, or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of IPCX, A1R WATER, PubCo or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Transaction or the accuracy or adequacy of this press release.

Cautionary Note Regarding Forward-Looking Statements

Certain statements included herein are not historical facts but are forward-looking statements, within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “according to estimates,” “assume,” “believe,” “could,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “is of the opinion,” “to the knowledge of,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the transactions contemplated by the Transaction in a timely manner or at all; the risk that the Transaction or other business combination may not be completed by Inflection Point’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against Inflection Point, A1R WATER, PubCo or others following the announcement of the Transaction and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Transaction, including the approval of the Transaction by the shareholders of Inflection Point; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement relating to the Transaction; the ability of PubCo to meet stock exchange listing standards following the consummation of the Transaction; the effect of the announcement or pendency of the Transaction on A1R WATER’s, Inflection Point’s and PubCo’s business relationships, operating results, current plans and operations; the ability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of PubCo to grow and manage growth profitably; the possibility that PubCo, A1R WATER and Inflection Point may be adversely affected by other economic, business, and/or competitive factors; PubCo’s and A1R WATER’s estimates of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Transaction; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inflection Point’s final prospectus relating to its initial public offering dated April 25, 2025, and in subsequent filings with the SEC, including the Registration Statement relating to the Transaction by Inflection Point, A1R WATER, and/or one or more of their affiliates, and periodic Exchange Act reports filed by Inflection Point with the SEC such as its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

These statements are based on various assumptions, whether or not identified in herein, and on the current expectations of Inflection Point’s and A1R WATER’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of A1R WATER. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Inflection Point nor A1R WATER presently know or that Inflection Point and A1R WATER currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Inflection Point’s and A1R WATER’s expectations, plans or forecasts of future events and views as of the date hereof. Inflection Point and A1R WATER anticipate that subsequent events and developments will cause Inflection Point’s and A1R WATER’s assessments to change. However, while Inflection Point and A1R WATER may elect to update these forward-looking statements at some point in the future, Inflection Point and A1R WATER specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Inflection Point’s and A1R WATER’s assessments as of any date subsequent to the date hereof. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investors

ir@a1rwater.com

Media

press@a1rwater.com

4